Provisions	12 Months Ended
Jun. 30, 2025
Provisions [Abstract]
PROVISIONS

8. PROVISIONS

	Years Ended June 30,
	2025	2024

Current
Annual leave (1)	631,941	318,694
Long service leave (1)(2)	243,967	212,005

Total	875,908	530,699

Non-Current
Long service leave (2)	-	-

A provision has been recognised for employee entitlements relating to long service leave. In calculating the present value of future cash flows in respect of long service leave, the probability of long service leave being taken is based on historical data. The measurement and recognition criteria relating to employee benefits have been included in Note 1 to this report.

(1) Movements in provisions

Movements in each class of provision during the financial year are set out below:

	Years Ended June 30,
	2025	2024	2023
Annual leave
Carrying amount at start of year	318,694	420,380	371,877
Charged/(credited) to profit or loss -additional provisions recognised	409,646	179,923	272,502
Amounts used during the year	(97,011)	(280,618)	(232,747)
Change in foreign exchange	612	(991)	8,748
Carrying amount at end of year	631,941	318,694	420,380

Long service leave
Carrying amount at start of year	212,005	328,325	298,143
Charged/(credited) to profit or loss -additional provisions recognised	32,901	30,308	30,182
Amounts used during the year	(939)	(146,628)	-
Carrying amount at end of year	243,967	212,005	328,325

Total	875,908	530,699	748,705

(2) Amounts not expected to be settled within the next 12 months

The current provision for long service leave includes all unconditional entitlements where employees have completed the required period of service and also those where employees are entitled to pro-rata payments in certain circumstances.

The entire amount is presented as current, since the Group does not have an unconditional right to defer settlement. However, based on past experience, the Group does not expect all employees to take the full amount of accrued long service leave or require payment within the next 12 months.